EXHIBIT 99.2

Consolidated Communications and SureWest Announce Cash/Stock Election Deadline and Closing Date for Pending Merger

MATTOON, Ill., June 12, 2012 (GLOBE NEWSWIRE) -- Consolidated Communications Holdings, Inc. (Nasdaq:CNSL) ("Consolidated") and SureWest Communications (Nasdaq:SURW) ("SureWest") announced today that the deadline for SureWest shareholders to elect the form of merger consideration they wish to receive in connection with the pending merger between Consolidated and SureWest will be 5:00 p.m. eastern time on Thursday June 28, 2012 (the "Election Deadline"). The companies have scheduled July 2, 2012 as the closing date of the merger.

Pursuant to the merger agreement between Consolidated and SureWest, each record holder of SureWest common stock may make one of the following elections, or a combination of the two, at or prior to the Election Deadline, regarding the type of merger consideration they wish to receive in exchange for shares of SureWest common stock:

  a cash election to receive $23.00 in cash, without interest, for each share of SureWest common stock, subject to a proration or a stock election to receive shares of Consolidated common stock having an equivalent value based on average trading prices for the 20-day period ending two days before the closing date of the merger, subject to a collar so that there will be a maximum exchange ratio of 1.40565 shares of Consolidated common stock for each share of SureWest common stock and a minimum of 1.03896 shares of Consolidated common stock for each share of SureWest common stock, subject to a proration.

Overall elections are subject to a proration so that 50% of the SureWest shares (treating equity award shares as outstanding shares) will be exchanged for cash and 50% for Consolidated stock.

In order to make an election, the properly completed and signed Form of Election and Letter of Transmittal must be received by the Exchange Agent for the merger, Computershare Trust Company N.A., at or prior to the Election Deadline in accordance with the instructions accompanying the Form of Election and Letter of Transmittal. The Form of Election and Letter of Transmittal must be accompanied either by certificate(s) representing all the shares of SureWest common stock covered by the Form of Election and Letter of Transmittal or by a properly completed and signed notice of guaranteed delivery, as described in such instructions.

If a record holder of SureWest common stock submits a Form of Election and Letter of Transmittal at or prior to the Election Deadline that is accompanied by a notice of guaranteed delivery, the Exchange Agent will consider such Form of Election and Letter of Transmittal to be effective only if the certificate(s) representing the SureWest shares for which such election was made are received by the Exchange Agent by 5:00 p.m. eastern time on July 5, 2012 (or if confirmation of a book-entry transfer of such shares into the Exchange Agent's account is received by such date and time).

If a SureWest shareholder does not submit a properly completed Form of Election and Letter of Transmittal (together with any stock certificate(s) representing the shares of SureWest common stock covered by the election, or a properly completed and signed notice of guaranteed delivery as described above), the shareholder will have no control over the type of merger consideration received. SureWest shareholders who fail to make an election are likely to receive the form of consideration having the lower value depending on the relative values of the cash and stock consideration at the time of the Merger closing.

Any SureWest shareholder who holds the SureWest shares in "street name" through a bank, broker or other nominee should follow the instructions given by such bank, broker or other nominee for making an election with respect to those shares.

SureWest shareholders may revoke an election at or prior to the election deadline by submitting a written notice of revocation to the Exchange Agent at or prior to the election deadline.  Revocations must specify the name in which the shares are registered on the share transfer books of SureWest and such other information as the Exchange Agent may request.  If SureWest shareholders wish to submit a new election, they must do so in accordance with the election procedures described in the joint proxy statement/prospectus and the form of election, which were previously sent to SureWest shareholders.  If SureWest shareholders instructed a broker or other nominee holder to submit an election for their shares, they must follow the broker's or other nominee's directions for changing those instructions.  The notice of revocation must be received by the Exchange Agent at or prior to the election deadline in order for the revocation to be valid.

SureWest shareholders are encouraged to obtain current market quotations for Consolidated common stock before deciding what elections to make.

Safe Harbor

Any statements other than statements of historical facts, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," "intend," "plan, "target," "project," "should," "may," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability of Consolidated to complete the acquisition of SureWest, successfully integrate the operations of SureWest and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of Consolidated and SureWest, including various risks to stockholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; the substantial amount of debt and Consolidated's ability to repay or refinance it or incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on Consolidated's common stock; changes in the valuation of pension plan assets; restrictions contained in Consolidated's debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; economic conditions in Consolidated's and SureWest's service areas; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's or SureWest's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes on the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's and SureWest's filings with the Securities and Exchange Commission, including the companies' respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated, SureWest or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies' filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Proxy Statement/Prospectus

This material is not a substitute for the joint proxy statement/prospectus Consolidated and SureWest filed with the Securities and Exchange Commission on March 28, 2012, which, as amended, was declared effective on April 24, 2012. Investors in Consolidated or SureWest are urged to read the joint proxy statement/prospectus, which contains important information, including detailed risk factors. The joint proxy statement/prospectus is, and other documents which will be filed by Consolidated and SureWest with the Securities and Exchange Commission will be, available free of charge at the Securities and Exchange Commission's website, www.sec.gov, or by directing a request to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to SureWest Communications, 8150 Industrial Avenue, Building A, Roseville, California 95678, Attention: Investor Relations. The definitive joint proxy statement/prospectus was first mailed to Consolidated's stockholders and shareholders of SureWest on May 1, 2012.

CONTACT: Matt Smith
         Treasurer & Investor Relations
         217-258-2959
         Matthew.smith@consolidated.com

         Misty Wells
         Investor Relations
         916-786-1799
         m.wells@surewest.com